UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2006

NATIONAL PROPERTY INVESTORS 6

 (Exact name of Registrant as specified in its charter)

California	0-11864	13-3140364
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification Number)
organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets

National Property Investors 6 (the "Registrant") owned Fairway View I Apartments, a 242-unit apartment complex  ("Fairway View I") and Place Du Plantier Apartments, a 268-unit apartment complex ("Place du Plantier"), both located in Baton Rouge, Louisiana.    On March 31, 2006, the Partnership, sold Fairway View I and Place du Plantier to a third party, California State Teachers' Retirement System, a public entity (the “Purchaser”).  The Purchaser purchased the properties along with one other apartment complex, which is owned by an entity affiliated with AIMCO Properties, L.P., which is an affiliate of the managing general partner of the Registrant.  The total sales price for Fairway View I and Place du Plantier and the one other apartment complex was approximately $37,942,000, of which $9,980,000 and $11,572,000 represents the sales price for Fairway View I and Place du Plantier, respectively.   The total sales price was reduced by a credit for immediate capital needs of $5,492,000, of which $2,420,000 and $1,072,000 were allocated to Fairway View I and Place du Plantier, respectively, resulting in a net sales price allocation of $7,560,000 and  $10,500,000 to Fairway View I and Place du Plantier, respectively. The Registrant continues to own and operate one other investment property.

In accordance with the Amended and Restated Limited Partnership Agreement of the Registrant, the Registrant's managing general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.

Item 9.01

Financial Statements and Exhibits

(b)

Pro forma financial information.

The following unaudited pro forma balance sheet and statement of operations reflect the operations of the Registrant as if Fairway View I and Place du Plantier had been sold on January 1, 2005.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period.  This pro forma information should be read in conjunction with the Registrant’s 2005 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

December 31, 2005

All other assets	$ 1,901
Investment property, net	5,016

Total Assets	$ 6,917

All other liabilities	$ 3,449
Mortgage note payable	12,785
Partners’ deficit	(9,317)
Total Liabilities and Partners’ Deficit	$ 6,917

PRO FORMA STATEMENT OF OPERATIONS

(in thousands, except per unit data)

Year Ended
December 31, 2005

Total revenues	$3,902
Total expenses	3,950

Net loss	$ (48)

Net loss per limited partnership unit	$(0.44)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROPERTY INVESTORS 6

By:

NPI EQUITY INVESTMENTS, INC.

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

April 6, 2006